UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a party other than the Registrant ☐

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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MSGI Security Solutions, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MSGI SECURITY SOLUTIONS, INC.
575 Madison Avenue
New York, NY 10022
(917) 339-7134

January __, 2007

Dear Stockholders:

On behalf of the Board of Directors and management of MSGI Security Solutions, Inc. (the “Company”), I cordially invite you to attend a Special Meeting of Stockholders to be held on _________, ________, 2007, at 10:00 a.m., at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10166.

The matters to be acted upon at the meeting are fully described in the attached Notice of Special Meeting of Stockholders and Proxy Statement. In addition, certain of the directors and executive officers of the Company will be present to respond to any questions that you may have.

We are at a critical stage in our redevelopment as a homeland security company and the matters being voted upon as described herein are important.

Whether or not you plan to attend the Special Meeting, please sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. If you attend the Special Meeting, and I hope you will, you may vote your shares in person, even if you have previously mailed in a proxy card.

We look forward to greeting you at the meeting.

Sincerely,

J. Jeremy Barbera
Chairman of the Board and
Chief Executive Officer

MSGI SECURITY SOLUTIONS, INC.
575 Madison Avenue
New York, New York 10022
(917) 339-7134

_________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON _______, 2007

_________________________

To The Stockholders of
MSGI SECURITY SOLUTIONS, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of MSGI SECURITY SOLUTIONS, INC., a Nevada corporation (hereinafter “MSGI” or the “Company”), will be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10166 on _________, 2007, at 10:00 a.m., for the following purposes:

(1) To consider a proposal to increase the authorized shares of capital stock for the Company from 9,393,750 to 100,050,000. The capital stock of the Company shall be divided into two classes as follows: (i) 50,000 shares of preferred stock of the par value of $.01 per share ("Preferred Stock"), and (ii) 100,000,000 shares of common stock of the par value of $.01 per share (“Common Stock”).

(2) To approve the automatic conversion of our Series G Convertible Preferred Stock (the “Series G Preferred Stock”) into up to 3,000,000 shares of Common Stock.

(3) To ratify the issuance of our Series G Preferred Stock to certain of our executive officers.

(4) To ratify the private placement transaction with certain institutional investors, of the issuance of $2,000,000 in callable secured convertible notes and warrants exercisable for 3,000,000 shares of Common Stock (the "Private Placement").

(5) To consider a proposal to amend the Amended and Restated Articles of Incorporation of the Company to remove certain business combination and reclassification provisions.

(6) To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on _________, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of MSGI’s voting stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting. The list of stockholders entitled to vote at the meeting will be available for examination by any stockholder at the Company’s offices at 575 Madison Avenue, New York, NY 10022, during business hours for ten (10) days prior to _________, 2007.

Whether or not you plan to attend the Special Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at any time before it is voted at the meeting.

By Order of the Board of Directors

Richard J. Mitchell, III
Secretary

New York, New York
____________, 2007

YOUR VOTE IS IMPORTANT. ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

MSGI SECURITY SOLUTIONS, INC.
575 Madison Avenue
New York, New York 10022
(917) 339-7134

_________________________

PROXY STATEMENT
FOR A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON _________, 2007

_________________________

Approximate Mailing Date of Proxy Statement and Form of Proxy— January __, 2007.

_________________________

INFORMATION CONCERNING VOTE

General

This Proxy Statement and the enclosed form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors of MSGI SECURITY SOLUTIONS, INC., a Nevada corporation, (hereinafter “MSGI” or the “Company”) for use at the Special Meeting of Stockholders to be held on _______, 2007, at 10:00 a.m. and at any and all adjournments thereof (the “Special Meeting”), with respect to the matters referred to in the accompanying notice. The Special Meeting will be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York, 10166.

Voting Rights and Outstanding Shares

Only stockholders of record of the Company’s common stock, $.01 par value per share (“Common Stock”) at the close of business on ___________, 2007 (the “Record Date”), will be entitled to notice of and to vote at the Special Meeting. Holders of Common Stock (the “Common Stockholders”) entitled to vote would be entitled to one vote for each share of Common Stock that they hold. As of the Record Date, the total number of shares of Common Stock held by Common Stockholders eligible to vote at the Special Meeting was __________ shares.

Revocability of Proxies

A stockholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use, by notice in writing to the Chief Executive Officer of the Company, at the above address, or by revocation in person at the Special Meeting. Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Special Meeting will be presented at the Special Meeting and voted in accordance with the stockholder’s instructions marked thereon. If no instructions are marked thereon, proxies will be voted (1) FOR proposal number 1 to approve an increase to the Company’s authorized shares of capital stock; (2) FOR proposal number 2 to approve the automatic conversion of Series G Preferred Stock into Common Stock; (3) FOR the ratification of the issuance of Series G Preferred Stock to certain executive officers; (4) FOR proposal number 4 to ratify the Private Placement of callable secured convertible notes and warrants; (5) FOR proposal number 5 to amend the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation") to remove certain business combination provisions; and (6) any other proposal or other business brought before the meeting requiring a vote.

Voting Procedures

The inspector of elections appointed for the Special Meeting, who shall separately tabulate affirmative and negative votes, abstentions and broker non-votes, shall tabulate all votes. Broker non-votes arise in circumstances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers. The presence of a quorum for the Special Meeting, defined here as a majority of the Common Stock issued and outstanding entitled to vote at the Special Meeting, in person or by proxy, is required. Votes withheld from the director nominees, abstentions and broker non-votes will be counted in determining whether a quorum has been reached.

Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for stockholder approval. The proposal to amend the Articles of Incorporation in order to increase the number of authorized shares of Common and Preferred Stock must be approved by stockholders holding a majority of the Shares outstanding, in person or by proxy, at a meeting at which a quorum is present. The proposal to amend the Articles of Incorporation to remove certain business combination and reclassification provisions must be approved by stockholders holding 75% of the shares outstanding, in person or by proxy, at a meeting at which a quorum is present. All other matters must be approved by the stockholders holding a majority of Shares voting, in person or by proxy at a meeting at which a quorum is present.

Interest of Certain Persons in Matters To Be Acted Upon

Each of the executive officers who are receiving Series G Preferred Stock, as described in Proposal 2, has an interest in the approval of such proposals.

ABOUT THE SPECIAL MEETING

Who is soliciting my vote?

The Board of Directors of MSGI Security Solutions, Inc. is soliciting your vote at the Special Meeting of Stockholders.

What is the purpose of the Special Meeting?

You will be voting on:

•
A proposal to increase the authorized shares of capital stock for the Company from 9,393,750 to 100,050,000; The capital stock of the Company shall be divided into two classes as follows: (i) 50,000 shares of preferred stock, par value of $.01 per share ("Preferred Stock"), and (ii) 150,000,000 shares of Common Stock, par value of $.01 per share;

•	The automatic conversion of our Series G Convertible Preferred Stock (the “Series G Preferred Stock”) into up to 3,000,000 shares of Common Stock;

•	The ratification of the issuance of our Series G Preferred Stock to certain of our executive officers;

•	The ratification of the Private Placement pursuant to which the Company issued callable secured convertible notes and warrants;

•	The removal of certain business combination and reclassification provisions from the Articles of Incorporation; and

•	The transaction of such other business as may properly come before the meeting or any adjournments thereof.

What are the Board of Directors' recommendations?

The Board of Directors recommends a vote:

•	FOR the proposal to approve an increase to the Company’s authorized shares of capital stock under the caption “Proposal To Increase The Number Of Authorized Shares Of Capital Stock”;

•	FOR the proposal to approve the automatic conversion of Series G Preferred Stock into Common Stock;

•	FOR the ratification of the issuance of Series G Preferred Stock to certain executive officers;

•	FOR the proposal to ratify the Private Placement;

•	FOR the proposal to remove certain business combination and reclassification provisions from the Company's Articles of Incorporation; and

•	FOR or AGAINST other matters that come before the Special Meeting as the proxy holders deem advisable.

Who is entitled to vote at the Special Meeting?

Our Board of Directors set [________ __, 2007], as the record date for the Special Meeting (the "Record Date"). All stockholders who owned our Common Stock at the close of business on the Record Date may attend and vote at the Special Meeting.

How many votes do I have?

You will have one vote for each share of our Common Stock that you owned at the close of business on the Record Date, provided those shares are either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Co., you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Special Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting, unless you request, complete and deliver a proxy from your broker, bank or nominee. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

How many votes can be cast by all stockholders?

Each share of our Common Stock is entitled to one vote. There is no cumulative voting. We had ________ shares of Common Stock entitled to vote as of the Record Date.

How many votes must be present to hold the Special Meeting?

A majority of our outstanding shares as of the Record Date must be present at the Special Meeting in order to hold the Special Meeting and conduct business. This is called a "quorum." Shares are counted as present at the Special Meeting if you are present and vote in person at the Special Meeting or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

How many votes are required to approve the proposals?

The proposal to increase the authorized capital stock requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon in order to be approved. The removal of the business combination and reclassification provisions requires the affirmative vote of 75% of the Company's outstanding shares, entitled to vote thereon, in order to be approved.

The remaining proposals require the affirmative vote of a majority of the shares represented at the Special Meeting and entitled to vote thereon in order to be approved. If you abstain from voting from any of these proposals, your shares will be counted as present and entitled to vote for purposes of establishing a quorum, and the abstention will have the same effect as a vote against each proposal.

What if I don't vote for some of the items listed on my proxy card or voting instruction card?

If you return your signed proxy card or voting instruction card in the enclosed envelope but do not mark selections, it will be voted in accordance with the recommendations of the Board of Directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, the shares will be voted in accordance with your instructions.

If you are a beneficial owner and hold your shares in street name through a broker and do not return the voting instruction card, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the uncontested election of directors and ratification of the selection of accounting firms, but do not have discretion to vote on non-routine matters, such as bonus plans, amendments to stock option plans and stockholder proposals opposed by management.

If you do not provide voting instructions to your broker and the broker has indicated on the proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered "broker non-votes" with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but will not be considered as entitled to vote with respect to that proposal. Broker non-votes are not counted in the tabulation of the voting results with respect to determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires a majority of the votes cast (such as an amendment to a stock option plan). With respect to a proposal that requires a majority of the outstanding shares (such as an amendment to the articles of incorporation), however, a broker non-vote has the same effect as a vote against the proposal.

Can I change or revoke my vote after I return my proxy card?

Yes. Even if you sign the proxy card or voting instruction card in the form accompanying this proxy statement or vote by telephone, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised by giving written notice to our Secretary, specifying such revocation. You may change your vote by timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or by voting by ballot at the Special Meeting.

Do I have appraisal rights?

No. Under Nevada law, which governs the rights of the stockholders of MSGI, stockholders of MSGI are not entitled to appraisal rights in connection with the proposals included in this proxy statement.

What does it mean if I receive more than one proxy or voting instruction card?

It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Who can attend the Special Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend.

What do I need to attend the Special Meeting?

In order to be admitted to the Special Meeting, a stockholder must present proof of ownership of our stock on the Record Date. Any holder of a proxy from a stockholder must present the properly executed proxy card. Stockholders and proxyholders must also present a form of photo identification such as a driver's license.

Who pays for the proxy solicitation and how will MSGI solicit votes?

We will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or email. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of our common stock in their names to furnish proxy material to beneficial owners of the shares. We will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. In addition, the Company intends to retain an outside proxy solicitor to assist the Company in soliciting votes. We expect our costs for this service to be approximately $15,000.

How can I access the proxy materials electronically?

The proxy statement is available on the SEC's website at www.sec.gov.

Is a list of stockholders available?

The names of stockholders of record entitled to vote at the Special Meeting will be available to stockholders entitled to vote at this meeting for ten days prior to the meeting for any purpose relevant to the meeting. This list can be viewed between the hours of 9:00 a.m. and 5:00 p.m. at our principal executive offices at 575 Madison Avenue, 10th Floor, New York, New York 10022. Please contact our Secretary to make arrangements.

What if I have questions about lost stock certificates or I need to change my mailing address?

Stockholders may call us at 917-339-7134 or write to MSGI Security Solutions, Inc., Attn: Shareholder Relations Department, 575 Madison Avenue, 10th Floor, New York, New York 10022 to get more information about these matters.

HOW DO I VOTE ?

Your vote is important. You may vote by telephone, by mail or by attending the Special Meeting and voting by ballot, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card.

Vote by Telephone

You can vote by calling the toll-free telephone number on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

Vote on the Internet

You also can choose to vote on the Internet. The web site for Internet voting is www.continentalstock.com. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials. If you vote on the Internet, please note that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that you will be responsible for.

Vote by Mail

If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card to Continental Stock Transfer & Trust Co., 17 Battery Place, New York, NY 10004.

Voting at the Special Meeting

The method or timing of your vote will not limit your right to vote at the Special Meeting if you attend the meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Special Meeting. You should allow yourself enough time prior to the Special Meeting to obtain this proxy from the holder of record.

The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Special Meeting. If you sign and return your proxy card or voting instruction card but do not give voting instructions, the shares represented by that proxy card or voting instruction card will be voted as recommended by the Board or Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of November 30, 2006 by: (i) each Director and each of the Named Executive Officers; (ii) all executive officers and Directors of the Company as a group; and (iii) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class

Common	J. Jeremy Barbera 575 Madison Ave. New York, NY 10022	185,000 Chairman Named Officer	3.56%

Common	Seymour Jones 575 Madison Ave. New York, NY 10022	5,292 Director	*

Common	John Gerlach 575 Madison Ave. New York, NY 10022	2,600 Director	*

Common	David Stoller 575 Madison Ave. New York, NY 10022	---	*

Common	Joseph Peters 575 Madison Ave. New York, NY 10022	34,600 Named Officer	*

Common	Richard Mitchell 575 Madison Ave. New York, NY 10022	--- Named Officer	*

All Directors and Named Executive Officers reported as a group		227,492	4.38%

Common	Hyundai Syscomm, Inc. 228 Hamilton Ave Palo Alto, CA 94301	865,000	16.64%

*Less than 1%

(1) Unless otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares beneficially owned. All share amounts reflect beneficial ownership determined pursuant to Rule 13d-3 under the Exchange Act. All information with respect to beneficial ownership has been furnished by the respective Director, executive officer or stockholder, as the case may be. Except as otherwise noted, each person has an address in care of the Company.

PROPOSAL ONE

DIRECTORS’ PROPOSAL TO INCREASE THE NUMBER
OF AUTHORIZED SHARES OF CAPITAL STOCK

The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company’s stockholders for their approval of an increase of the number of shares of Capital Stock that the Company is authorized to issue from 9,393,750 to 100,050,000. The Capital Stock of the Company shall be divided into two classes as follows: (i) 50,000 shares of Preferred Stock having a par value of $.01 per share, and (ii) 100,000,000 shares of Common Stock having a par value of $.01 per share.

If this proposal is approved by the Stockholders, the Company will file a Certificate of Amendment to the Articles of Incorporation amending Article V substantially as follows:

“ARTICLE V

The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 100,050,000 shares which shall be divided into two classes as follows: (i) 50,000 shares of Preferred Stock ("Preferred Stock") of the par value of $.01 per share, and (ii) 100,000,000 shares of Common Stock ("Common Stock") of the par value of $.01 per share.”

The amendment will be filed as soon as practicable following the Special Meeting, if approved, to be effective upon such filing.

The Company has issued 150 shares of Series G Preferred Stock to certain executive officers, employees and vendors in exchange for the cancellation of outstanding debt. The Certificate of Designations for the Series G Preferred Stock provides that the shares of Series G Preferred Stock will automatically convert into Common Stock, provided that the existing stockholders approve the conversion of the Series G Preferred Stock and the issuance of the Common Stock. Holders of Series G Preferred Stock are entitled to receive cumulative dividends of 5% of the stated value. The stated value of each share is $20,000. Holders of Series G Preferred Stock do not have voting rights.

As described in Proposal Four, the Company has entered into a Private Placement for the issuance of callable secured convertible notes, convertible into Common Stock (the "Notes") and warrants for the purchase of 3,000,000 shares of Common Stock (the "Warrants"), subject to shareholder approval.

The current Articles of Incorporation do not authorize the Company to issue a sufficient number of shares to effect the Series G Preferred Stock conversions, or to allow for conversion of the Notes and the exercise of the Warrants issued in the Private Placement.

The Board of Directors recommends the proposed increase in the authorized number of shares of Common Stock to enable the Company to provide conversion rights to the holders of Series G Preferred Stock, and to allow for conversion of the Notes and the exercise of the Warrants issued in the Private Placement. In addition the Board of Directors recommends that the Company increase the number of shares authorized of Common Stock and Preferred Stock to insure that a sufficient number of authorized and unissued shares is available to raise additional capital for the operations of the Company, to perform potential mergers and/or acquisitions which will assist in growing the Company’s business and increase the value to the stockholders and to make options and shares available to employees, future non-employee directors and consultants of the Company as an incentive for services provided to the Company. Such shares would be available for issuance by the Board of Directors of the Company without further action by the stockholders, unless required by the Company’s charter or bylaws, the laws of the Company's state of incorporation, or applicable Nasdaq rules. Neither the presently authorized shares of Common Stock nor the additional shares of Common Stock that may be authorized pursuant to the proposed amendment carry preemptive rights.

As of December 31, 2006, the Company had 9,375,000 authorized shares of Common Stock under the Articles of Incorporation. Therefore, as of December 31, 2006, with 5,299,199 shares of Common Stock issued and outstanding, 550,000 shares of Common Stock committed to options that have been granted to employees and directors, 2,983,486 shares of Common Stock that have been reserved for issuance underlying various warrants and convertible notes that have been issued, the Company has approximately 542,315 shares available for issuance upon grant of future options or for other corporate purposes. Other than as disclosed in this proxy statement, there are currently no set plans or arrangements relating to the possible issuance of any additional shares of Common Stock proposed to be authorized.

As of December 31, 2006, the Company had 18,750 shares of Preferred Stock authorized under the Articles of Incorporation. Two hundred of these shares have been designated as Series G Convertible Preferred Stock, of which 150 shares are currently outstanding.

The additional shares of Common Stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by present stockholders. The issuance of such additional shares of Common Stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends on its Common Stock, has never adopted any policy with respect to the payment of dividends and does not intend to pay any cash dividends in the foreseeable future on its Common Stock. In addition, the issuance of such additional shares of Common Stock, by reducing the percentage of equity of the Company owned by present stockholders, would reduce such present stockholders’ ability to influence the election of directors or any other action taken by the holders of Common Stock.

The vote required for approval of the Proposal to increase the number of authorized shares of common stock and preferred stock of the Company Stock is the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock, either in person or by proxy, entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE INCREASE OF THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK.

PROPOSAL TWO

APPROVAL OF ISSUANCE OF COMMON STOCK UPON AUTOMATIC
CONVERSION OF SERIES G PREFERRED STOCK

The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's Stockholders for their approval of the automatic conversion of the Series G Preferred Stock.

As described above under Proposal 1, the Company recently issued Series G Preferred Stock. The Series G Preferred Stock may be converted into Common Stock, provided that the Stockholders approve the conversion and issuance of the Common Stock. Holders of Series G Preferred Stock are entitled to receive cumulative dividends of 5% of the stated value. The stated value of each share is $20,000. Holders of Series G Preferred Stock do not have voting rights.

The Series G Preferred Stock outstanding shall automatically be converted into up to 3,000,000 shares of Common Stock once approved by the Stockholders.

The Nasdaq Capital Market requires stockholder approval prior to the issuance of securities, which could result in the issuance of shares of Common Stock in an amount equal to 20% or more of the number of shares outstanding immediately prior to the issuance (other than in a public offering for cash, or in connection with an acquisition). As we intend to apply to have our shares of Common Stock relisted on the Nasdaq Capital Market we are voluntarily complying with such rule. Accordingly, we are seeking your approval of the issuance of the Common Stock underlying the Series G Preferred Stock in an amount that, upon conversion may exceed 19.9% of our outstanding Common Stock.

In order to comply with the Nasdaq rule described above, the Company issued the Series G Preferred Stock with provisions which require that the stockholders approve the conversion of the Series G Preferred Stock and the issuance of Common Stock.

The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock cast at a meeting, either in person or by proxy, and entitled to vote is required to approve the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE CONVERSION OF THE SERIES G PREFERRED AND THE ISSUANCE OF COMMON STOCK.

PROPOSAL THREE

DIRECTORS’ PROPOSAL FOR THE ISSUANCE OF SERIES G PREFERRED STOCK
TO CERTAIN EXECUTIVE OFFICERS OF THE COMPANY

The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's Stockholders their approval of the issuance of Series G Preferred Stock to certain executive officers. Jeremy Barbera, our Chief Executive Officer, Joseph Peters, our President, and Richard Mitchell, our Chief Accounting Officer, received an aggregate of 32.19 shares of Series G Preferred Stock in lieu of compensation.

The issuance of the Series G preferred stock to the three named executives is proposed in order to compensate the individuals for the balance of salaries earned and reimbursable business expenses incurred which have been voluntarily deferred over certain period of time. The balance due to Mr. Barbera has accumulated over the period of July 2004 through September 2006. The balance due to Mr. Mitchell has accumulated over the period of January 2006 through September 2006. The balance due to Mr. Peters has accumulated over the period of March 2006 through September 2006.

The following table provides certain information concerning compensation of the Company's Chief Executive Officer and any other executive officer of the Company who received compensation in excess of $100,000 during the fiscal year ended June 30, 2006 (the "Named Executive Officers"):

SUMMARY COMPENSATION TABLE

Name and Principal	Fiscal Year Ended June 30,	Securities Other Annual Salary ($)	Underlying Annual Bonus	Annual Compensation	Options/SARs (#)

Position

J. Jeremy Barbera(1) Chairman of the Board and Chief Executive Officer	2006 2005 2004	350,000 350,000 348,514	--- --- ---	--- -- 10,000(2)	--- --- ---
Joseph Peters (3) President and Director	2006 2005	200,000 120,000	--- ---	--- 25,000(4)	--- --- ---
Richard J. Mitchell III(5) Chief Accounting Officer, Treasurer and Secretary	2006	125,000	---	---	---

(1) In February 2003, Mr. Barbera voluntarily forgave a portion of his compensation to effect a reduction of approximately 30% to $350,000. Beginning in January 2005, Mr. Barbera elected to defer a portion of his compensation for the third and fourth quarters of the fiscal year ended June 30, 2005 until further notice. The deferred compensation totaled $173,654 at June 30, 2005. Mr. Barbera elected to utilize $50,000 of his deferred compensation as an offset against interest owed on a related party note payable to MSGI. The balance of Mr. Barbera’s deferred compensation at June 30, 2005 was approximately $123,654. During the fiscal year ended June 30, 2006, Mr. Barbera deferred an additional $92,038 of his compensation. The deferred compensation totaled approximately $215,692 at June 30, 2006.

(2) In connection with the successful private placement sale of 25,000 shares of the Company’s Common Stock, Mr. Barbera was awarded a $10,000 finder's fee.

(3) During the fiscal year ended June 30, 2006, Mr. Peters deferred approximately $82,400 of his salary.

(4) Mr. Peters was paid a $25,000 signing bonus at the time of his hire as President of MSGI in December 2004.

(5) During the fiscal year ended June 30, 2006, Mr. Mitchell deferred approximately $61,100 of his salary.

STOCK OPTION GRANTS

The Company maintains a qualified stock option plan (the "1999 Plan") for the issuance of up to 1,125,120 shares of Common Stock under qualified and non-qualified stock options. The plan is administered by the compensation committee of the Board of Directors which has the authority to determine which officers and key employees of the Company will be granted options, the option price and vesting of the options. In no event shall an option expire more than ten years after the date of grant.

As of June 30, 2004, the Board of Directors had agreed to issue 322,500 options beyond the number available in the 1999 plan, subject to approval of an increase to the plan by a future vote of shareholders. The Company approved 342,500 options to purchase shares of Common Stock at an exercise price of $1.50 and 20,000 options to purchase shares of Common Stock at an exercise price of $4.125. An annual meeting of shareholders of MSGI was held on February 7, 2005 where a proposal by the Company's Board of Directors to increase the number options available under the 1999 plan by 1,000,000 was approved by a vote of the shareholders. Upon shareholder approval, the 362,500 stock options were granted on February 7, 2005, at which the market price of the stock was $9.48. Due to the difference in market and exercise price, the Company recorded a deferred compensation expense at the date of grant of approximately $2.8 million, which was being amortized over the related service period. For the years ended June 30, 2006 and 2005, the Company realized non-cash employee compensation expense related to the stock options granted of approximately $1.5 million, respectively.

Effective July 1, 2005, the Company has adopted SFAS 123R, “Share−Based Payment”. SFAS 123R replaces SFAS 123 “Accounting for Stock−Based Compensation” and supersedes Accounting Principles Board Opinion No. 25 (“APB 25”), “Accounting for Stock Issued to Employees.” SFAS123R requires all share−based payments to employees, including grants of employee stock options, to be recognized in the financial statement based on their fair values. The Company has selected the Black−Scholes method of valuation for share−based compensation and has adopted the modified prospective transition method under SFAS 123R, which requires that compensation cost be recorded, as earned, for all unvested stock options outstanding at the beginning of the first quarter of adoption of SFAS 123R. As permitted by SFAS 123R, prior periods have not been restated. The charge is being recognized in non cash compensation on a straight−line basis over the remaining service period after the adoption date based on the options’ original estimate of fair value. The Company did not record a tax benefit related to the share−based compensation expense since the Company has a full valuation allowance against deferred tax assets. In connection with the adoption and provisions of SFAS 123R, the Company reversed the deferred compensation balance of $1,301,974, resulting from the prior application of the intrinsic value method of accounting for stock options, at July 1, 2005 against Additional paid−in capital. This expense is now superseded by the SFAS 123R expense, which will be recorded over the remaining vesting period of the stock options. The expense for stock based compensation for the year ended June 30, 2006 was $1,523,406.

The Company has elected to apply the short-cut method to determine the hypothetical APIC pool provided by FSP FAS 123R-3, “Transition Election Related to Accounting for the Tax Effects of Share-Based Payment Awards.” In future periods, excess tax benefits resulting from stock option exercises will be recognized as additions to APIC in the period the benefit is realized. In the event of a shortfall (i.e., the tax benefit realized is less than the amount previously recognized through periodic stock compensation expense recognition and related deferred tax accounting), the shortfall would be charged against APIC to the extent of previous excess benefits, including the hypothetical APIC pool, and then to tax expense.

There were no options granted during the fiscal year ended June 30, 2006.

AGGREGATE OPTIONS EXERCISED IN THE LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

The following table sets forth information regarding the number and value of securities underlying unexercised stock options held by the Named Executive Officers as of June 30, 2006.

	Number of Securities Exercised (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End (#) Exercisable/Unexercisable	Value of unexercised In-the-Money Options/SARs at Fiscal Year End ($) Exercisable/Unexercisable

J. Jeremy Barbera	---	---	220,000/80,000	$237,600/$86,400
Joseph C. Peters	---	---	38,640/61,360	---/---
Richard J. Mitchell III	---	---	6,000/4,000	$6,480/$4,320

COMPENSATION OF DIRECTORS

Beginning in October 2003, directors who are not employees of the Company receive an annual retainer fee of $5,000, $1,000 for each Board Meeting attended, $500 for each standing committee meeting attended and $500 for each standing committee meeting for the Chairman of such Committee. Prior thereto, directors who were not employees of the Company received an annual retainer fee of $15,000. Fees for attending meetings and committee meetings remained the same. Such Directors will also be reimbursed for their reasonable expenses for attending board and committee meetings, and will receive an annual grant of options on June 30 of each year to acquire 10,000 shares of common stock for each fiscal year of service, at an exercise price equal to the fair market value on the date of grant. Any Director who is also an employee of the Company is not entitled to any compensation or reimbursement of expenses for serving as a Director of the Company or a member of any committee thereof. The Directors agreed to waive the annual option grant for the fiscal years ended June 30, 2003, 2004, 2005 and 2006.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

The Company had entered into employment agreements with only one of its Named Executive Officers.

Mr. Barbera was appointed to the position of Chairman of the Board, Chief Executive Officer and President of the Company by the Board, effective March 31, 1997. Mr. Barbera had previously also served as President and CEO of MSGI Direct. Mr. Barbera entered into a new employment agreement effective January 1, 2000. The agreement provides for a three year term expiring December 31, 2002 (the "Employment Term"). The base salary during the employment term is $500,000 for the first year and an amount not less than $500,000 for the remaining two years. Mr. Barbera is eligible to receive bonuses equal to 100% of the base salary each year at the determination of the Compensation Committee of the Board of Directors of the Company, based on earnings and other targeted criteria. The $500,000 annual salary for Mr. Barbera under his employment agreement reflected a raise from $350,000. Notwithstanding, Mr. Barbera forgave this increase for the period January 2000 through December 2000. In March 2002, Mr. Barbera agreed to decrease his annual salary to $450,000. In December 2003, Mr. Barbera agreed to further decrease his annual salary to $350,000. The Employment Agreement was automatically renewed for up to an additional three years and will now expire on December 31, 2008. On May 27, 1997, Mr. Barbera was granted options to acquire 166,667 shares of Common Stock of the Company; 55,556 exercisable at $15.75 per share, 55,556 exercisable at $18.00 per share and 55,556 exercisable at $21.00 per share. One third of the options in each tranche vest immediately and one third of each tranche will become available on each of the next two anniversary dates. On June 30, 2000, Mr. Barbera was granted options to acquire 137,500 shares of Common Stock of the Company at $26.625 per share; 68,750 exercisable on December 31, 2000; 34,375 exercisable on December 31, 2001 and 2002. All of these options have been forfeited by Mr. Barbera and are no longer outstanding. In March 2004, Mr. Barbera was granted stock options to purchase 75,000 shares of Common Stock of the company at $1.50 per share. 25,000 options vested on September 24, 2004. 10,000 options vested on March 24, 2005. 20,000 options vest on March 24, 2006. 20,000 options vest on March 24, 2007. On February 7, 2005, upon approval of an increase of the number of options available under the 1999 Plan by a vote of shareholders, Mr. Barbera was granted stock options to purchase 225,000 shares of Common Stock of the company at $1.50 per share. 75,000 options vested on February 7, 2005. 30,000 options vested on March 24, 2005. 60,000 options vest on March 24, 2006. 60,000 options vest on March 24, 2007. If Mr. Barbera is terminated without cause (as defined in the agreement), then the Company shall pay him a lump sum payment equal to 2.99 times the compensation paid during the preceding 12 months and all outstanding stock options shall fully vest and become immediately exercisable.

Mr. Barbera has agreed in his employment agreement (i) not to compete with the Company or its subsidiaries, or to be associated with any other similar business during the employment term, except that he may own up to 5% of the outstanding common stock of certain corporations, as described more fully in the employment agreement, and (ii) upon termination of employment with the Company and its subsidiaries, not to solicit or encourage certain clients of the Company or its subsidiaries to cease doing business with the Company and its subsidiaries and not to do business with any other similar business for a period of three years from the date of such termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee during fiscal year 2006 were Seymour Jones, Joseph Peters, and John Gerlach. Mr. Gerlach was Chairman of the Committee. There were no compensation interlocks.

Mr. Gerlach and Mr. Jones served as members of the Compensation Committee of the Company's Board of Directors during all of fiscal year 2006. None of such persons is an officer or employee, or former officer or employee of the Company or any of its subsidiaries. Mr. Peters was also an officer and employee of the Company during the fiscal year ended June 30, 2006.

No interlocking relationships exist between the member of the Company's Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other Company, nor has any such relationship existed in the past.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Decisions regarding compensation of our executive officers are made by the Compensation Committee. In making decision on compensation, the Compensation Committee solicits and receives the recommendations of the Chief Executive Officer.

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

The Compensation Committee desires to set compensation at levels through arrangements that will attract and retain managerial talent desired by us, reward employees for past contributions and motivate managerial efforts consistent with corporate growth, strategic progress and the creation of stockholder value. The Compensation Committee believes that a mix of salary, incentive bonus and stock options will achieve those objectives.

RELATIONSHIP OF PERFORMANCE TO EXECUTIVE COMPENSATION

The base salary of Mr. Barbera is set by terms of his employment agreement, which was negotiated to attract and retain him. The Compensation Committee believes this salary is competitive and represents a fair estimate of the value of the services rendered by Mr. Barbera.

Respectively submitted,

COMPENSATION COMMITTEE

John T. Gerlach

STOCK PERFORMANCE GRAPH

The graph below compares our cumulative total return, the Russell 2000 index and the Nasdaq Non-Financial index from June 30, 2001, through June 30, 2006. Total return is based on an assumed investment of $100 on June 30, 1999.

MSGI SECURITY SOLUTIONS, INC. RUSSELL 2000 NASDAQ NON-FINANCIAL

6/01	100	100	100
6/02	11	90	57
6/03	4	88	65
6/04	23	115	81
6/05	35	125	79
6/06	14	318	83

	6/01	6/02	6/03	6/04	6/05	6/06

MSGI	100	11	4	23	35	14
RUSSELL 2000	100	90	88	115	125	318
NASDAQ NON-FINANCIAL	100	57	65	81	79	83

The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock cast at a meeting, either in person or by proxy, and entitled to vote is required to approve the proposal.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE ISSUANCE OF THE SERIES G PREFERRED STOCK TO CERTAIN EXECUTIVE OFFICERS.

PROPOSAL FOUR

RATIFICATION OF THE PRIVATE PLACEMENT OF CALLABLE CONVERTIBLE
PREFERRED STOCK AND WARRANTS

The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's Stockholders their approval of the issuance of callable secured notes convertible into Common Stock and warrants for the purchase of Common Stock in the Private Placement.

Pursuant to a Securities Purchase Agreement between the Company and several institutional investors (the “Investors”) the Company issued $2,000,000 in the aggregate principal amount of callable secured convertible notes (the “Notes”) and stock purchase warrants exercisable for 3,000,000 shares of Common Stock (the “Warrants”) in the private placement for an aggregate offering price of $2,000,000. The conversion of the Notes and the exercise of the Warrants are subject to stockholder approval (the “Stockholder Approval”), which the Company is required to use its best efforts to obtain by [February 15, 2007].

The Notes have a maturity date of December 13, 2009 and will accrue interest at a rate of 6% per annum. The Investors can convert the principal amount of the Notes into Common Stock of the Company, provided certain conditions are met, and each conversion is subject to certain volume limitations. The conversion price of the Notes is 75% of the average of the lowest three closing prices of the Company’s Common Stock for the 20 day period prior to such conversion, with a minimum conversion price of $0.50 per share. The payment obligation under the Notes may accelerate if the resale of the shares of Common Stock underlying the Notes and Warrants are not registered in accordance with the terms of a registration rights agreement, payments under the Notes are not made when due or upon the occurrence of other defaults described in the Notes. The Warrants are exercisable once Stockholder Approval is obtained until seven years from the date of issuance. The exercise price of the Warrants is $1.00 per share.

The Notes and the Warrant have anti-dilution protections and the Company has agreed to certain registration rights for the resale of the shares of Common Stock underlying the Notes, pursuant to a registration rights agreement entered into simultaneously with the transaction. The Company has agreed to allow these investors the right to participate in certain future offerings. The Company has also entered into a security agreement and an intellectual property security agreement with the Investors in connection with the closing, which grants security interests in certain assets of the Company and the Company’s subsidiaries to the Investors to secure the Company’s obligations under the Notes and Warrants.

The Board of Directors of the Company determined that the Private Placement is necessary to fund the Company’s operations and working capital needs.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE CONSUMMATION OF THE PRIVATE PLACEMENT.

PROPOSAL FIVE

DIRECTOR'S PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF
INCORPORATION TO REMOVE CERTAIN BUSINESS COMBINATION
PROVISIONS

The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval of the amendment to the Company's Articles of Incorporation for the removal of the business combination limitations and reclassification provisions set forth in Article XIV of the Articles of Incorporation.

The Articles of Incorporation would not include the provisions of Article XIV of the current Articles of Incorporation which require that the Company:

•
Receive the affirmative vote of the holders representing at least 75% of the outstanding shares of the Company entitled to vote, for the approval of certain business combinations, regardless of whether the business combination is of a type that would require stockholder approval under the Nevada Revised Statutes.

•
Receive the affirmative vote of the holders representing at least 75% of the outstanding shares of the Company entitled to vote, to effectuate a reclassification, as described in the Articles of Incorporation.

The Board of Directors of the Company believes that these provisions in the current Articles of Incorporation may limit the Company’s ability to enter into certain transactions, that are otherwise beneficial to the Company’s growth and strategic alliances. In addition, anti-takeover provisions are currently viewed as not favorable by institutional investor. By removing Article XIV from the Articles of Incorporation, the provisions of Nevada corporate law will apply. Certain Nevada corporate law provisions regarding business combinations and reclassifications require the approval of the holders of a majority of the shares of the Company’s Common Stock outstanding, but the current provisions in the Articles of Incorporation require the approval of the holders of 75% of the shares of the Company’s Common Stock outstanding, which is a much more difficult threshold.

The Nevada Revised Statute contains certain "anti-takeover" provisions that apply to a Nevada corporation, unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. The Company has not opted out of these provisions. Nevada corporate law precludes a corporation from engaging in any "business combination" with any person that owns 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets.

The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained ownership of more than 10% of the corporation's stock.

Furthermore, a corporation may not engage in any business combination with an interested stockholder after the expiration of three years from the date that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation unless the combination meets all the requirements of the corporation's articles of incorporation and is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than 3 years after the interested stockholder's date of acquiring shares; or the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.

In addition, the Nevada Revised Statute suspends the voting rights of the "control shares" of a stockholder that acquires 20% or more of a corporation's shares entitled to be voted in an election of directors. The voting rights of the control shares generally remain suspended until such time as the "disinterested" stockholders of our company vote to restore the voting power of the acquiring stockholder.

If full voting rights are accorded to the shares held by the acquiring person and the acquiring person has acquired shares amounting to or greater than a majority of all voting power, any stockholder of record, other than the acquiring person, who did not vote in favor of granting voting power to the shares held by the acquiring person may demand payment for the fair value of such stockholder's shares. Within 20 days of the vote according the shares of the acquiring person voting rights, the corporation shall send notice to any stockholders who did not vote in favor of such action notifying them of their right to demand payment for their shares. Within 20 days of receipt of such notice, a stockholder seeking payment must demand payment for such stockholder's shares and the corporation must comply within 30 days.

Nevada corporate law provides that the provisions described above apply to all corporations, unless the articles of incorporation or the bylaws of the corporation in effect on the tenth day after an acquiring person acquires a controlling interest provide that such provisions do not apply to the corporation.

If this proposal is approved by stockholders, the Company will file a Certificate of Amendment to the Articles of Incorporation deleting Article XIV in its entirety. The amendment will be filed as soon as practicable following the Special Meeting, if approved, to be effective upon such filing.

The affirmative vote of the holders of 75% of the shares of the Company’s Common Stock outstanding, either in person or by proxy, and entitled to vote, is required to approve the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION.

OTHER MATTERS ARISING AT THE SPECIAL MEETING

The matters referred to in the Notice of Special Meeting and described in this Proxy Statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Special Meeting. If any other matters should properly come before the Special Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment, pursuant to the discretionary authority granted to them in the proxy.

STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATION OF DIRECTORS

Pursuant to our bylaws, any record stockholder who desires to submit a proposal for approval of our stockholders must deliver written notice to our Secretary no later than the close of business 60 days in advance of such meeting.

Nominations for director, other than those made by our directors, must be contained in a written notice and be delivered to the Secretary of the Company not less than 60 days prior to any meeting at which the stockholders shall vote for nominees for directors. Such notice must include information about the nominee as required by our bylaws, information required under the rules of the SEC pertaining to a proxy statement, and the consent of each such nominee to serve as a director, if elected. Nominations not made according to the foregoing procedures will be disregarded.

COST OF SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is made by and on behalf of the Company’s Board of Directors. The cost of such solicitation will be paid by the Company. Such cost includes the preparation, printing and mailing of the Notice of Special Meeting, Proxy Statement, and form of proxy. The solicitation will be conducted principally by mail, although directors, officers and employees of the Company (at no additional compensation) may solicit proxies personally or by telephone or telegram. In addition the Company may retain a proxy solicitor at an additional cost of approximately $15,000 to assist in this process. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such fiduciaries, and the Company may reimburse such persons for their reasonable expenses in so doing.

HOUSEHOLDING OF PROXIES

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers may household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker or the Company that your broker or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. You may request to receive at any time a separate copy of our annual report or proxy statement, by sending a written request to MSGI Security Solutions, Inc., 575 Madison Avenue, New York, New York 10022 or by calling 917-339-7134.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to MSGI Security Solutions, Inc., 575 Madison Avenue, New York, New York 10022 or by calling 917-339-7134.

If, at any time, you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of the Company’s annual report and/or proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to MSGI Security Solutions, Inc., 575 Madison Avenue, New York, New York 10022 or by calling 917-339-7134.

INCORPORATION BY REFERENCE

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading.

You may not consider this proxy statement as material for soliciting the purchase or sale of the Company’s Common Stock.

By Order of the Board of Directors

Richard Mitchell, III
Secretary

New York, New York
_________, 2007

MSGI SECURITY SOLUTIONS, INC.

PROXY CARD
SPECIAL MEETING OF STOCKHOLDERS, _______ __, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MSGI SECURITY SOLUTIONS, INC.,
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

_______ __, 2007.

The Board of Directors recommends a vote “FOR” the following proposals:

1. To increase the number of authorized shares of capital stock of the Company from 3,393,750 to 100,050,000, divided into 100,000,000 shares of Common Stock, and 50,000 shares of Preferred Stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. Approval of conversion of Series G Preferred Stock and issuance of Common Stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Approval of issuance of Series G Preferred Stock to certain [related parties].

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. Ratification of Private Placement of Notes and Warrants issued to certain institutional investors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5. Approval of the amendment to Company's Articles of Incorporation to remove certain business combination and reclassification provisions.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(See reverse side)

The undersigned hereby appoints J. Jeremy Barbera and Richard Mitchell, III, and each of them, proxies, with full power of substitution, to vote all shares of Common Stock of the undersigned in MSGI SECURITY SOLUTIONS, INC. at the Special Meeting of Stockholders to be held on __________, 2007, and at any adjournment thereof, upon all subjects that may properly come before the meeting. If specific directions are not given with respect to the proposals or any other matters to be acted upon at the special meeting and this proxy card is signed and returned, the proxies will vote in accordance with the Board’s recommendation (i.e., for the proposals) and on any other matter that may properly come before the meeting.

Please date and sign exactly as your name or names appear on this proxy card. If the shares are held jointly, each Stockholder should sign. If signing as an executor, trustee, administrator, custodian, guardian, corporate officer, or pursuant to a power of attorney, please so indicate below.

Dated: _____________________
By: _______________________

☐ Check this box if you have either a change of address or comments, and please note the same on this proxy card.